Bodyguard Records.com, Inc.
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                                                             56 Colfax Avenue
                                                             Clifton, NJ 07015
                                                             (973) 574-1315
March 29, 2002

Gable Investment Trust
31 Church Street
P. O. Box HM1564
Hamilton, HMFX, Bermuda

Re: Amendment to Loan Agreement

Gentlemen:

     This will serve to confirm our prior conversations and negotiations concerning the parameters of an amendment to the 12%, 13 month, $25,000 loan agreement together with its annexed promissory note of even date dated May 31, 2001 and due June 31, 2002 (the "Loan Agreement"), executed by Bodyguard Records.com, Inc., a Delaware corporation (the "Company") and payable to the order of Gable Investment Trust ("Gable"). In this regard, and in consideration of the mutual benefit derived herefrom, the receipt and adequacy of which is hereby jointly and severally acknowledged and accepted, we hereby agree as follows:

1. Amendment. The Loan Agreement is hereby amended to extend the Due Date (as that term is defined in the Loan Agreement) until the sooner of August 31, 2002 or the closing date of the Company's initial public offering under and pursuant to Form SB-2 Registration Statement No. 333-40444.

2. Confirmation of Agreements. Except as herein modified, the Company and Gable hereby reconfirm the validity and enforceability of the Loan Agreement.

     If the foregoing correctly sets forth our agreement and understanding, please indicate your acceptance by signing the enclosed copy of this letter agreement in the space marked "Agreed to and Accepted" and returning the signed document to the undersigned via facsimile.

Very truly yours

Bodyguard Records.com, Inc.


By: /s/John Rollo
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    John Rollo, President


AGREED TO AND ACCEPTED:

The Gable Investment Trust


By:/s/Hildeberto S. DeFrais
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   Hildeberto S. DeFrais, Trustee

JR:nas